Unaudited Condensed Consolidated Statement of Operations - USD ($) $ in Thousands	3 Months Ended
	Mar. 31, 2021	Mar. 31, 2020
OPERATING EXPENSES:
Research and development	$ 23,863	$ 17,457
General and administrative	10,078	3,735
Total operating expenses	33,941	21,192
LOSS FROM OPERATIONS:	(33,941)	(21,192)
OTHER INCOME (EXPENSE) NET:
Other income (expense), net	(1,733)	863
Interest income, net	140	53
Benefit from R&D tax credit	598	3,702
Total other income (expense), net	(995)	4,618
Loss before income taxes	(34,936)	(16,574)
Income tax expense	(9)	(131)
Net loss	$ (34,945)	$ (16,705)
Net loss per share attributable to ordinary shareholders—basic and diluted	$ (0.98)	$ (1.85)
Weighted average ordinary shares outstanding—basic and diluted	35,655,443	9,010,843